SCHWAB

FOCUS FUNDS


      October 31, 2001
      ANNUAL REPORT

      COMMUNICATIONS FOCUS FUND

      FINANCIAL SERVICES FOCUS FUND

      HEALTH CARE FOCUS FUND

      TECHNOLOGY FOCUS FUND




                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

The events of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply affected, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals. Thank you for the trust you've placed in SchwabFunds.

Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB
Focus Funds

ANNUAL REPORT
November 1, 2000 - October 31, 2001

     1   Market Overview

     5   Communications Focus Fund

         Corporations' investments for communications equipment and services declined greatly during the period.

    14   Financial Services Focus Fund

         New home sales, refinancing and the Fed's rate cuts helped mitigate the losses in the financial sector.

    23   Health Care Focus Fund

         Substantial market volatility hurt the fund, but health care stocks did perform relatively well.

    32   Technology Focus Fund

         Demand for technology decreased worldwide, which severely hurt the fund's performance.

    41   Financial Notes

         ----------------------------------------------------------------------

    46   HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.


Subject to SEC approval, all SchwabFunds will soon be able to borrow cash from, and lend cash to, each other. This should allow the SchwabFunds to lower borrowing costs and earn more interest than they otherwise would.

MARKET OVERVIEW

["EXCHANGE" PHOTO]

ECONOMY SLIDES INTO RECESSION, EXACERBATED BY TERRORIST ATTACKS.

Ten remarkable years of nearly nonstop growth came to a close as a recession emerged in 2001. Traditionally, a recession is defined as two calendar quarters in a row of decline in the nation's Gross Domestic Product (GDP; see chart, page
2). While Q3 saw negative growth and Q4 is expected to be negative as well, the National Bureau of Economic Research, a widely recognized independent panel, declared in November that the U.S. fell into a recession in March.

Equity markets, already well below the all-time highs posted in early 2000, continued to flounder, and in spite of several strong rallies, ended the report period with substantial negative returns.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively, making ten cuts during the first eleven months of 2001. During this time, the Fed Funds Rate was reduced from 6.5% to 2.0%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy must contend not only with a recession but also with the significant costs and uncertainty generated by the September 11 events.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE CHART]

                 Lehman                     Russell 2000
                Aggregate    MSCI EAFE        Small-Cap       S&P 500        3 Month
               Bond Index      Index             Index         Index         T-Bill
10/31/00             0             0                 0              0             0
 11/3/00          -0.1           2.3              2.04          -0.19          0.05
11/10/00           0.1          0.09             -3.32          -4.44          0.16
11/17/00          0.54         -1.43             -2.92          -4.32          0.28
11/24/00          0.84         -4.13             -5.09          -6.14          0.39
 12/1/00           1.4          -2.5             -8.08          -7.86          0.51
 12/8/00          2.35         -1.31             -3.58          -4.03          0.65
12/15/00          3.12         -2.34             -7.77          -8.07          0.77
12/22/00          3.79         -3.45             -6.76           -8.5          1.01
12/29/00          3.53         -0.54             -2.56          -7.42          1.04
  1/5/01          4.95         -0.35             -6.67          -8.96           1.3
 1/12/01           3.9         -2.07             -2.08          -7.56          1.35
 1/19/01          4.52         -1.26              -1.6          -5.86          1.45
 1/26/01          4.44          -1.8              0.54          -4.99          1.56
  2/2/01          5.21         -1.58              1.04           -5.3          1.66
  2/9/01          5.31         -4.52              0.28          -7.74          1.74
 2/16/01          5.04         -5.83              2.69          -8.67          1.84
 2/23/01          5.21         -8.98             -3.62         -12.58          1.95
  3/2/01          5.93         -8.76             -3.72         -13.29          2.04
  3/9/01          6.22         -7.99             -4.35         -13.34          2.15
 3/16/01          6.96         -15.3            -10.74         -19.16          2.26
 3/23/01          6.99        -16.15            -10.42         -19.91          2.37
 3/30/01          6.66         -14.5              -8.9         -18.39          2.47
  4/6/01          7.06        -13.27            -12.08         -20.64          2.62
 4/13/01          6.14        -11.68             -7.94         -16.76          2.66
 4/20/01          6.13         -9.62             -5.56         -12.58           2.8
 4/27/01          6.13         -9.06             -2.04         -11.87          2.85
  5/4/01          7.09         -8.11              -0.2         -10.85          2.95
 5/11/01          5.89         -9.38             -1.28         -12.32          3.01
 5/18/01          6.55         -9.14              2.58          -9.06          3.13
 5/25/01          6.26        -10.06              3.08         -10.05           3.2
  6/1/01          7.07        -12.46               1.7         -11.12          3.26
  6/8/01          7.21         -12.2              3.74         -10.82          3.33
 6/15/01          7.81        -14.97              0.43         -14.38          3.43
 6/22/01          8.41        -15.66             -0.87          -13.6           3.5
 6/29/01          7.27        -15.93              4.12         -13.61          3.56
  7/6/01           7.6        -18.99                -2            -16          3.63
 7/13/01          8.18        -18.49             -0.53         -14.22          3.69
 7/20/01          8.98        -18.77             -0.91         -14.57          3.78
 7/27/01          9.31        -18.94             -1.48         -14.93          3.84
  8/3/01          9.16        -16.54             -1.02         -14.25           3.9
 8/10/01          9.85        -18.52             -3.36         -15.95          3.99
 8/17/01         10.36        -18.06              -3.3         -17.94          4.06
 8/24/01         10.29        -17.06             -2.24         -16.32          4.12
 8/31/01         10.91        -19.72              -4.7         -19.81          4.19
  9/7/01         11.06        -23.81             -9.44         -23.19          4.28
 9/14/01         10.92        -28.63            -10.31         -22.72           4.3
 9/21/01          11.5        -33.65            -22.87         -31.68          4.58
 9/28/01          12.2        -27.96            -17.53         -26.29          4.61
 10/5/01         12.21        -26.78            -17.53         -26.31          4.61
10/12/01         12.37        -23.61            -12.66         -22.72          4.72
10/19/01         12.91        -25.42            -13.24            -24          4.77
10/26/01          13.4        -23.05            -10.59          -21.8          4.81
10/31/01         14.56        -24.93             -12.7          -24.9          4.84

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
Unemployment rose from May to October, 2001, setting the stage for aggressive policy actions.
--------------------------------------------------------------------------------
Source: Bureau of Labor Statistics.

SIGNS OF DOWNTURN WIDESPREAD; JOBLESS RATE HIGHEST SINCE 1996.

Most areas of the economy have been affected by the downturn. During the third quarter of 2001, business spending on equipment and software fell by $32 billion and business inventories dropped $50 billion. A bright spot was consumer spending, which rose 1.2% for the third quarter. Even so, this was only half the amount posted just three months earlier.

[PHOTO]

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the report period, it was at 5.4%, its highest level since December 1996. October alone saw the loss of 415,000 jobs. Job losses have affected almost every industry, with manufacturing among the hardest hit.

On a positive note, the risk of inflation currently appears low. Employers continue to benefit from strong worker productivity, which has helped stabilize labor costs and consumer prices.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH

Annualized growth rate for each quarter shown

The U.S. economy declined steadily during the past four quarters. In Q3 2001, real GDP posted its first negative performance since 1993, declining by an annualized rate of -1.1%.

[CHART]

Q4 1991                   2.5
Q1 1992                   3.8
Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                   5
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                   2
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.1

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
In the U.S., as well as overseas, stocks of all sizes posted negative returns for the period.
--------------------------------------------------------------------------------

STOCK PRICES CONTINUE TO FALL; BONDS BENEFIT FROM RATE CUTS.

The dramatic decline of equity markets that began in the last quarter of 2000 continued throughout the report period, leaving stocks firmly in bear market territory.

The biggest declines were in the technology sector, where the dot-com boom had driven market valuations to historic highs. As many Internet start-ups began to downsize or go under, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April. By the end of the report period, markets regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

The bond market, in contrast, continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts also helped push bond prices higher, although they pushed yields lower for money market investments.

U.S. UNEMPLOYMENT RATE

Adjusted for seasonal variations

Unemployment rose dramatically during the period, reaching its highest level since 1996. Reflecting widespread job cuts in 2001, the unemployment rate jumped from 3.9% in October 2000 to 5.4% in October 2001.


[LINE CHART]

                          6.9
         Oct-91             7
         Nov-91             7
         Dec-91           7.3
         Jan-92           7.3
         Feb-92           7.4
         Mar-92           7.4
         Apr-92           7.4
         May-92           7.6
         Jun-92           7.8
         Jul-92           7.7
         Aug-92           7.6
         Sep-92           7.6
         Oct-92           7.3
         Nov-92           7.4
         Dec-92           7.4
         Jan-93           7.3
         Feb-93           7.1
         Mar-93             7
         Apr-93           7.1
         May-93           7.1
         Jun-93             7
         Jul-93           6.9
         Aug-93           6.8
         Sep-93           6.7
         Oct-93           6.8
         Nov-93           6.6
         Dec-93           6.5
         Jan-94           6.8
         Feb-94           6.6
         Mar-94           6.5
         Apr-94           6.4
         May-94           6.1
         Jun-94           6.1
         Jul-94           6.3
         Aug-94             6
         Sep-94           5.8
         Oct-94           5.8
         Nov-94           5.6
         Dec-94           5.5
         Jan-95           5.6
         Feb-95           5.4
         Mar-95           5.3
         Apr-95           5.8
         May-95           5.8
         Jun-95           5.6
         Jul-95           5.6
         Aug-95           5.7
         Sep-95           5.6
         Oct-95           5.5
         Nov-95           5.7
         Dec-95           5.6
         Jan-96           5.6
         Feb-96           5.5
         Mar-96           5.6
         Apr-96           5.5
         May-96           5.6
         Jun-96           5.3
         Jul-96           5.5
         Aug-96           5.1
         Sep-96           5.2
         Oct-96           5.2
         Nov-96           5.3
         Dec-96           5.4
         Jan-97           5.3
         Feb-97           5.3
         Mar-97           5.1
         Apr-97             5
         May-97           4.7
         Jun-97             5
         Jul-97           4.7
         Aug-97           4.9
         Sep-97           4.7
         Oct-97           4.7
         Nov-97           4.6
         Dec-97           4.7
         Jan-98           4.5
         Feb-98           4.6
         Mar-98           4.6
         Apr-98           4.3
         May-98           4.3
         Jun-98           4.5
         Jul-98           4.5
         Aug-98           4.5
         Sep-98           4.5
         Oct-98           4.5
         Nov-98           4.4
         Dec-98           4.3
         Jan-99           4.3
         Feb-99           4.4
         Mar-99           4.2
         Apr-99           4.3
         May-99           4.2
         Jun-99           4.3
         Jul-99           4.3
         Aug-99           4.2
         Sep-99           4.2
         Oct-99           4.1
         Nov-99           4.1
         Dec-99           4.1
         Jan-00             4
         Feb-00           4.1
         Mar-00           4.1
         Apr-00           3.9
         May-00           4.1
         Jun-00             4
         Jul-00             4
         Aug-00           4.1
         Sep-00           3.9
         Oct-00           3.9
         Nov-00             4
         Dec-00             4
          1-Jan           4.2
          1-Feb           4.2
          1-Mar           4.3
          1-Apr           4.5
          1-May           4.4
          1-Jun           4.5
          1-Jul           4.5
          1-Aug           4.9
          1-Sep           4.9
          1-Oct           5.4

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.1% for the 12 months ended October 31, 2001. ECI rose 4.1% for the 12 months ended September 30, 2001 -- higher than expected, largely because of a surge in employment benefits costs.


            Date               CPI               ECI
           Sep-91              3.4               4.3
           Oct-91              2.9               4.3
           Nov-91                3               4.3
           Dec-91              3.1               4.3
           Jan-92              2.6               4.3
           Feb-92              2.8               4.3
           Mar-92              3.2                 4
           Apr-92              3.2                 4
           May-92                3                 4
           Jun-92              3.1               3.6
           Jul-92              3.2               3.6
           Aug-92              3.1               3.6
           Sep-92                3               3.5
           Oct-92              3.2               3.5
           Nov-92                3               3.5
           Dec-92              2.9               3.5
           Jan-93              3.3               3.5
           Feb-93              3.2               3.5
           Mar-93              3.1               3.5
           Apr-93              3.2               3.5
           May-93              3.2               3.5
           Jun-93                3               3.6
           Jul-93              2.8               3.6
           Aug-93              2.8               3.6
           Sep-93              2.7               3.6
           Oct-93              2.8               3.6
           Nov-93              2.7               3.6
           Dec-93              2.7               3.5
           Jan-94              2.5               3.5
           Feb-94              2.5               3.5
           Mar-94              2.5               3.2
           Apr-94              2.4               3.2
           May-94              2.3               3.2
           Jun-94              2.5               3.2
           Jul-94              2.8               3.2
           Aug-94              2.9               3.2
           Sep-94                3               3.2
           Oct-94              2.6               3.2
           Nov-94              2.7               3.2
           Dec-94              2.7                 3
           Jan-95              2.8                 3
           Feb-95              2.9                 3
           Mar-95              2.9               2.9
           Apr-95              3.1               2.9
           May-95              3.2               2.9
           Jun-95                3               2.9
           Jul-95              2.8               2.9
           Aug-95              2.6               2.9
           Sep-95              2.5               2.7
           Oct-95              2.8               2.7
           Nov-95              2.6               2.7
           Dec-95              2.5               2.7
           Jan-96              2.7               2.7
           Feb-96              2.7               2.7
           Mar-96              2.8               2.8
           Apr-96              2.9               2.8
           May-96              2.9               2.8
           Jun-96              2.8               2.9
           Jul-96                3               2.9
           Aug-96              2.9               2.9
           Sep-96                3               2.8
           Oct-96                3               2.8
           Nov-96              3.3               2.8
           Dec-96              3.3               2.9
           Jan-97                3               2.9
           Feb-97                3               2.9
           Mar-97              2.8               2.9
           Apr-97              2.5               2.9
           May-97              2.2               2.9
           Jun-97              2.3               2.8
           Jul-97              2.2               2.8
           Aug-97              2.2               2.8
           Sep-97              2.2                 3
           Oct-97              2.1                 3
           Nov-97              1.8                 3
           Dec-97              1.7               3.3
           Jan-98              1.6               3.3
           Feb-98              1.4               3.3
           Mar-98              1.4               3.3
           Apr-98              1.4               3.3
           May-98              1.7               3.3
           Jun-98              1.7               3.5
           Jul-98              1.7               3.5
           Aug-98              1.6               3.5
           Sep-98              1.5               3.7
           Oct-98              1.5               3.7
           Nov-98              1.5               3.7
           Dec-98              1.6               3.4
           Jan-99              1.7               3.4
           Feb-99              1.6               3.4
           Mar-99              1.7                 3
           Apr-99              2.3                 3
           May-99              2.1                 3
           Jun-99                2               3.2
           Jul-99              2.1               3.2
           Aug-99              2.3               3.2
           Sep-99              2.6               3.1
           Oct-99              2.6               3.1
           Nov-99              2.6               3.1
           Dec-99              2.7               3.4
           Jan-00              2.7               3.4
           Feb-00              3.2               3.4
           Mar-00              3.7               4.3
           Apr-00                3               4.3
           May-00              3.1               4.3
           Jun-00              3.7               4.4
           Jul-00              3.7               4.4
           Aug-00              3.4               4.4
           Sep-00              3.5               4.3
           Oct-00              3.4               4.3
           Nov-00              3.4               4.3
           Dec-00              3.4               4.1
            1-Jan              3.7               4.1
            1-Feb              3.5               4.1
            1-Mar              2.9               4.1
            1-Apr              3.3               4.1
            1-May              3.6               4.1
            1-Jun              3.2               3.9
            1-Jul              2.7               3.9
            1-Aug              2.7               3.9
            1-Sep              2.6               4.1
            1-Oct              2.1


The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
The economic damage and disruption stemming from the attacks will likely reverberate for years.
--------------------------------------------------------------------------------

LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

[PHOTO OF U.S. FLAG]

The events of September 11 and their aftermath, including the war in Afghanistan, are certain to have a profound and lasting effect on our country and its economy and markets. Exactly what this effect is to be, however, cannot be fully known for some time.

Prior to the events of September 11, the economy was already contracting. Throughout the report period, the Fed has responded with interest rate cuts and indicated its willingness to make further cuts if necessary.

These factors still have bearing on any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was anything but clear before the attacks, is only more clouded now. However, we have the fullest possible faith and confidence in the long-term outlook.

PERFORMANCE OVERALL AND BY SECTOR

Total returns for the report period for the S&P 500(R) Index and the S&P indices that track its 11 component sectors.

Most sectors of the index provided negative returns during this difficult year as technology led the downward spiral.

The stocks in the S&P 500 Index are divided into 11 sectors, each of which represents a cluster of related industries. This chart shows how each sector performed during the report period, as measured by the S&P index that tracks the S&P 500 stocks in each sector.

The performance of different sectors may vary widely within a given report period. Similarly, the performance of any given sector relative to the others may vary widely from period to period. Historically, it has been unusual for any one sector to maintain the same performance ranking over a long period of time (although it has not been uncommon for one sector or another to show above-average performance over longer periods).


[BAR GRAPH]
S&P 500 SECTOR INDICES, 10/31/00 - 10/31/01

Basic Materials                   6.93
Consumer Cyclicals               -2.02
Health Care                      -7.37
Transportation                   -8.65
Energy                           -9.15
Consumer Staples                 -13.8
Financials                       -14.8
Utilities                       -22.24
Capital Goods                   -25.86
S&P 500 INDEX                    -24.9
Communication Services          -33.18
Technology                      -52.39

Data source: Wilshire Associates.

COMMUNICATIONS FOCUS FUND

[PHOTO OF GERI HOM]

     "Without a doubt, this has been a tough twelve months for communications investors. We believe the sector will come back strong, but when is hard to say."

  Portfolio Manager
  Geri Hom

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management and has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOL     SWCFX

Investors who believe that communications firms may be a good long-term investment and are able to accept the risks may want to consider this fund.

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGER'S PERSPECTIVE

COMMUNICATIONS STOCKS PLUNGED AS CORPORATIONS HELD OFF ON CAPITAL SPENDING. A significant problem was a sharp decline in the amount of money that corporations invested in new communications equipment and services. Inventories piled up as large corporations and telecom firms found themselves with excess capacity, initially in the wake of the dot-com shakeout, and more recently, with the emergence of an economy-wide recession.

VIRTUALLY ALL AREAS OF THE COMMUNICATIONS INDUSTRY HAVE BEEN AFFECTED. The worst performing area was communications equipment, which posted a 73% decline over the report period. All other areas were down as well except one: newspaper publishing, which was up an impressive 38%. However, as this area comprises only 1% of the overall industry, its strong performance was overwhelmed by the serious setbacks in all other areas.

PROSPECTS FOR IMPROVEMENT APPEAR GOOD FOR THE LONG-TERM, BUT UNCLEAR FOR THE SHORT TERM. Until the economy returns to a firmer footing and corporations begin making new communications investments, we believe this industry is likely to continue to languish. However, we remain firm in our belief that communications is an essential element for any future healthy economy and that the long-term outlook remains attractive.

COMMUNICATIONS FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P Communications Sector Index and the Morningstar Communications Fund category.

[BAR CHART]

                                        Total Return

1 YEAR
Fund 1                                       -48.82%
S&P Communications Sector Index              -33.14%
Peer Group Average 2                         -55.37%

SINCE INCEPTION: 7/3/00
Fund 1                                       -48.10%
S&P Communications Sector Index              -30.87%
Peer Group Average 2                         -51.05%

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Communications Sector Index.

[LINE CHART]

                                        S&P COMMUNICATIONS
                      FUND 1             SECTOR INDEX           S&P 500 INDEX
  7/3/00              10000                  10000                    10000
 7/31/00               9490                   9206                     9844
 8/31/00               9720                   8987                    10455
 9/30/00               8510                   8910                     9903
10/31/00               8130                   9130                     9862
11/30/00               6740                   7824                     9085
12/31/00               6402                   7205                     9129
 1/31/01               7382                   8263                     9453
 2/28/01               5972                   7521                     8591
 3/31/01               5462                   7147                     8046
 4/30/01               5972                   7449                     8672
 5/31/01               5682                   7330                     8730
 6/30/01               5232                   7016                     8518
 7/31/01               5142                   7331                     8434
 8/31/01               4581                   6650                     7906
 9/30/01               4281                   7031                     7267
10/31/01               4161                   6104                     7406

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Communications Fund category for the one-year period was 41.

FUND FACTS

TOP TEN HOLDINGS 1 as of 10/31/01

(1)  VERIZON COMMUNICATIONS                                  10.1%
(2)  SBC COMMUNICATIONS, INC.                                10.0%
(3)  NOKIA OYJ                                                6.8%
(4)  BELLSOUTH CORP.                                          5.9%
(5)  AT&T CORP.                                               4.0%
(6)  WORLDCOM, INC.-WORLDCOM GROUP                            3.5%
(7)  MOTOROLA, INC.                                           3.2%
(8)  QUALCOMM, INC.                                           3.2%
(9)  THE WALT DISNEY CO.                                      2.9%
(10) AT&T WIRELESS SERVICES, INC.                             2.9%
----------------------------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                              52.5%

STATISTICS as of 10/31/01

                                                        PEER GROUP
                                  FUND                   AVERAGE 2
----------------------------------------------------------------------
Number of Holdings                    51                       53
----------------------------------------------------------------------
Median Market Cap ($ Mil)        $50,530                  $24,982
----------------------------------------------------------------------
Price/Earnings (P/E) Ratio          23.0                     27.3
----------------------------------------------------------------------
Price/Book (P/B) Ratio               3.8                      3.6
----------------------------------------------------------------------
12-Month Yield                      0.05%                    0.23%
----------------------------------------------------------------------
Portfolio Turnover Rate              154%                     175%
----------------------------------------------------------------------
Three-Year Beta 3                     --                       --
----------------------------------------------------------------------

EXPENSE RATIO AS OF 10/31/01

[BAR GRAPH]

                      PEER GROUP
FUND                   AVERAGE
--------------------------------
0.89% 4                 1.52% 2

INDUSTRY WEIGHTINGS as of 10/31/01

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE COMMUNICATIONS FOCUS FUND
[PIE CHART]

1    67.6%     Telephone
2    20.0%     Media
3     9.6%     Electronics
4     1.2%     Business Services
5     1.6%     Other


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 53 funds in the Communications Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses). The actual expense ratio during the period was 0.01% higher due to certain non-routine expenses.

COMMUNICATIONS FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                         11/1/00 -    7/3/00 1 -
                                                         10/31/01      10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
 Net asset value at beginning of period                    8.13         10.00
                                                         -----------------------
 Loss from investment operations:
     Net investment income or loss                        (0.00) 2       0.00  2
     Net realized and unrealized losses                   (3.97)        (1.87)
                                                         -----------------------
     Total loss from investment operations                (3.97)        (1.87)
 Less distributions:
         Dividends from net investment income             (0.00) 2          --
         Dividends in excess of net investment income     (0.00) 2          --
                                                         -----------------------
 Total distributions (%)                                  (0.00) 2          --
                                                         -----------------------
 Net asset value at end of period                          4.16          8.13
                                                         =======================
 Total return (%)                                        (48.82)       (18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                                       0.89 5        0.89 4
 Expense reductions reflected in above ratio               0.40          0.82 4
 Ratio of net investment income or loss to
  average net assets                                      (0.02)         0.07 4
 Portfolio turnover rate                                    154            45
 Net assets, end of period ($ x 1,000,000)                   16            32

1    Commencement of operations.

2    Per-share amount was less than $0.01.

3    Not annualized.

4    Annualized.

5 Would have been 0.90% if certain non-routine expenses (interest expense) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/00)
 o   Non-income producing security
 *   American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.9%         COMMON STOCK
               Market Value: $15,831
               Cost: $21,335

  0.1%         SHORT TERM INVESTMENT
               Market Value: $18
               Cost: $18
------------------------------------
100.0%         TOTAL INVESTMENTS
               Market Value: $15,849
               Cost: $21,353

COMMON STOCK 99.9% of investments

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.8%
       -------------------------------------------------------------------------
    o  General Motors Corp., Class H 9,000                                   124

       BUSINESS SERVICES 1.2%
       -------------------------------------------------------------------------
   o+  Gemstar -- TV Guide International, Inc. 9,500                         193

       ELECTRONICS 9.6%
       -------------------------------------------------------------------------
   o+  JDS Uniphase Corp. 16,200                                             129
       Lucent Technologies, Inc. 42,500                                      285
  (7)  Motorola, Inc. 31,190                                                 511
   o+  Nextel Partners, Inc., Class A 18,200                                  97
o+(8)  Qualcomm, Inc. 10,300                                                 506
                                                                           -----
                                                                           1,528

       MEDIA  20.0%
       -------------------------------------------------------------------------
   o+  Cablevision Systems Corp. --
       Rainbow Media Group 7,800                                             167
   o+  Charter Communications, Inc., Class A 9,700                           137
    o  Clear Channel Communications, Inc. 8,142                              310
       Comcast Corp., Class A 5,500                                          196
   o+  Cox Communications, Inc., Class A 4,300                               165
    o  EchoStar Communications Corp., Class A 6,797                          158
   o+  Fox Entertainment Group, Inc., Class A 6,100                          134
    o  Gaylord Entertainment Co. 14,900                                      310
   *o  Grupo Televisa SA 8,300                                               253
   o+  Insight Communications Co. 4,900                                      100
    o  Liberty Media Corp., Class A 33,954                                   397
   *+  News Corp. Ltd. 4,500                                                 124
   *+  TV Azteca SA 23,100                                                   111
   o+  USA Networks, Inc. 7,300                                              135
  (9)  The Walt Disney Co. 25,095                                            466
                                                                           -----
                                                                           3,163

       PRODUCER GOODS & MANUFACTURING  0.7%
       -------------------------------------------------------------------------
    *  Quinenco SA 19,400                                                    117

       TELEPHONE  67.6%
       -------------------------------------------------------------------------
    +  Alltel Corp. 2,000                                                    114
    *  America Movil SA, Series L 13,100                                     196
  (5)  AT&T Corp. 41,092                                                     627
o(10)  AT&T Wireless Services, Inc. 31,434                                   454
  (4)  BellSouth Corp. 25,137                                                930
   *+  Compania Anonima Nacional Telefonos de Venezuela 5,200                117
    *  Deutsche Telekom AG 12,502                                            194
    *  Indonesian Satellite 16,000                                           127
    *  Korea Telecom Corp. 7,300                                             152
    *  L.M. Ericsson Telephone 86,366                                        369
   o+  Metro One Telecommunications Corp. 2,700                               81
    o  Nextel Communications, Inc., Class A 12,400                            99
   *+  Nippon Telegraph & Telephone Corp. 13,900                             291

See the Financial Notes, which are integral to this information.

COMMUNICATIONS FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                      MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
 +(3)  Nokia Oyj 52,153                                                    1,070
       Nortel Networks Corp. 33,252                                          193
       Qwest Communications
       International, Inc. 18,133                                            235
  (2)  SBC Communications, Inc. 41,604                                     1,586
   *+  SK Telecom Co. Ltd. 14,600                                            308
    o  Sprint Corp. (PCS Group) 15,709                                       350
   *+  Telecomunicacoes Brasileiras SA 4,400                                 114
  *o+  Telefonica SA 4,300                                                   152
    *  Telefonos de Mexico SA 4,600                                          157
   o+  Utstarcom, Inc. 6,100                                                 143
  (1)  Verizon Communications, Inc. 32,282                                 1,608
  *o+  Vimpel Communications, Inc. 5,000                                      99
    *  Vodafone Group PLC 16,972                                             392
 o(6)  WorldCom, Inc. -- WorldCom Group 40,711                               548
                                                                          ------
                                                                          10,706

SHORT TERM INVESTMENT
0.1% of investment

SECURITY                                          FACE VALUE         MKT. VALUE
   RATE, MATURITY DATE                            ($ x 1,000)        ($ x 1,000)
Brown Brothers Harriman,
Grand Cayman Time Deposit
   2.05%, 11/01/01                                    18                 18

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES

As of October 31, 2001. All numbers x 1,000 except NAV.


ASSETS
-----------------------------------------------------------------------------
Investments, at market value                                          $15,849 a
Receivables:
   Fund shares sold                                                         5
   Dividends                                                               33
Prepaid expenses                                                    +       8
                                                                    ---------
TOTAL ASSETS                                                          $15,895

LIABILITIES
-----------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    22
   Investment adviser and administrator fees                                3
Accrued expenses                                                    +      29
                                                                    ---------
TOTAL LIABILITIES                                                          54

NET ASSETS
-----------------------------------------------------------------------------
TOTAL ASSETS                                                           15,895
TOTAL LIABILITIES                                                   -      54
                                                                    ---------
NET ASSETS                                                            $15,841

NET ASSETS BY SOURCE

Capital received from investors                                        39,511
Net realized capital losses                                           (18,166)
Net unrealized capital losses                                          (5,504)

NET ASSET VALUE (NAV)

                    SHARES
NET ASSETS    /     OUTSTANDING    =    NAV
$15,841             3,805               $4.16

a The fund paid $21,353 for these securities. Not counting short-term obligations and government securities, the fund paid $36,761 for securities during the report period and received $36,983 from securities it sold or that matured.

FEDERAL TAX DATA
-----------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                               $24,883
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                    $313
Losses                                                              +  (9,347)
                                                                    ---------
                                                                      ($9,034)

RECLASSIFICATIONS:
Net investment income
  not yet distributed                                                      $5
Reclassified as:
  Capital received
  from investors                                                          ($5)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                                  Loss amount
  2008                                                                $ 1,226
  2009                                                                 13,411


See the Financial Notes, which are integral to this information.

COMMUNICATIONS FOCUS FUND -- FINANCIALS

Statement of OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                                  $207 a
Interest                                                             +        4
                                                                     ----------
TOTAL INVESTMENT INCOME                                                     211

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                              +  (15,903)

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized losses on investments                                       (470)

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   129 b
Transfer agent and shareholder service fees                                  60 c
Trustees' fees                                                                6 d
Custodian fees                                                               45
Portfolio accounting fees                                                     3
Professional fees                                                            21
Registration fees                                                            14
Shareholder reports                                                          27
Interest expense                                                              2
Other expenses                                                       +        3
                                                                     ----------
Total expenses                                                              310
Expense reduction                                                    -       95 e
                                                                     ----------
NET EXPENSES                                                                215

DECREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     211
NET EXPENSES                                                         -      215
                                                                     ----------
NET INVESTMENT LOSS                                                          (4)
NET REALIZED LOSSES                                                     (15,903) f
NET UNREALIZED LOSSES                                                +     (470) f
                                                                     ----------
DECREASE IN NET ASSETS FROM OPERATIONS                               + ($16,377)

a    An additional $7 was withheld for foreign taxes.

b    Calculated as 0.54% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d    For the fund's independent trustees only.

e Includes $93 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f    These add up to a net loss on investments of $16,373.

See the Financial Notes, which are integral to this information.

Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
The fund commenced operations on 7/3/00.

OPERATIONS
--------------------------------------------------------------------------------
                                               11/1/00-10/31/01  7/3/00-10/31/00

Net investment income or loss                             $(4)              $8
Net realized losses                                   (15,903)          (2,263)
Net unrealized losses                               +    (470)          (5,034)
                                                    --------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                (16,377)          (7,289)

DISTRIBUTIONS PAID

Dividends from net investment income                        4               --
Dividends in excess of
    net investment income                           +       5               --
                                                    --------------------------
TOTAL DIVIDENDS FROM
    NET INVESTMENT INCOME                                  $9              $-- a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                11/1/00-10/31/01             7/3/00-10/31/00
                              QUANTITY       VALUE        QUANTITY       VALUE
Shares sold                    1,719       $11,059         4,323       $42,627
Shares reinvested                  1             8            --            --
Shares redeemed             + (1,903)      (11,253)         (335)       (2,925) b
                            --------------------------------------------------
NET INCREASE OR DECREASE        (183)        ($186)        3,988       $39,702

SHARES OUTSTANDING AND NET ASSETS
-----------------------------------------------------------------------------
                                11/1/00-10/31/01            7/3/00-10/31/00
                             SHARES      NET ASSETS        SHARES  NET ASSETS
Beginning of period              3,988      $32,413            --          $--
Total increase or
    decrease                +     (183)     (16,572)        3,988       32,413 c
                            --------------------------------------------------
END OF PERIOD                    3,805      $15,841         3,988      $32,413 d

UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

     CURRENT PERIOD                                                        $46

     PRIOR PERIOD                                                          $22

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $0 and $8 at the end of the current period and prior period, respectively.


See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES
FOCUS FUND

[PHOTO OF GERI HOM & LARRY MANO]

     "The sector was able to benefit from some of the very few bright spots in the economy, but strong downward pressures still prevailed."

  Portfolio Managers
  Geri Hom and
  Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL   SWFFX


This fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance of the U.S. financial services sector.


THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGER'S PERSPECTIVE

INDUSTRY-RELATED FACTORS HELD FINANCIAL SERVICES STOCKS TO COMPARATIVELY LIMITED LOSSES IN A HARSH MARKET ENVIRONMENT. The financial services industry was helped by several factors during the report period. Continued spending by consumers and a summer that saw strong new home sales helped financial services firms, as did the Fed's aggressive series of interest rate cuts. However, while these factors were able to provide some relief from the broad downward trend in stock prices, they were not enough to keep financial services stocks from ending the report period in negative territory.

SMALLER STOCKS AND MONEY CENTER BANKS SHOWED THE STRONGEST PERFORMANCE. Large money center banks fared better than any other financial services industry, ending the period up 24.2%. The worst performing industry was investment banking and brokerage, down 25.0% as the falling stock market caused stock trading and capital transaction activity to slow dramatically. As in the market overall, small-cap stocks performed better than large-caps, and value stocks outperformed growth stocks within the sector.

OUTLOOK FOR THE SECTOR APPEARS COMPARATIVELY BRIGHT. Falling mortgage rates, triggered by the Fed's many rate cuts, should benefit financial services companies. Capital markets may see more activity as transactions that were put on hold earlier move forward again. At the same time, it is impossible to know when the economy in general or the financial services sector in particular may improve.

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P Financial Services Sector Index and the Morningstar Financial Services Fund category.

[BAR CHART]


                                                    Total Return

1 YEAR
Fund 1                                                 -14.51%
S&P 500 Index                                          -14.53%
S&P Financial Services Sector Index 2                   -6.50%

SINCE INCEPTION: 7/30/00
Fund 1                                                   1.04%
S&P 500 Index                                            4.00%
S&P Financial Services Sector Index 2                    9.96%


PERFORMANCE of a $10,000 Investment

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Financial Services Sector Index.


[LINE GRAPH]


                         S&P         S&P
                         500       SECTOR
              FUND 1    INDEX      INDEX 2
    7/3/00    10000     10000       10000
   7/31/00    10770      9844       11030
   8/31/00    11830     10455       12076
   9/30/00    12050      9903       12368
  10/31/00    11860      9862       12331
  11/30/00    11200      9085       11621
  12/31/00    12136      9129       12670
   1/31/01    11928      9453       12636
   2/28/01    11501      8591       11807
   3/31/01    11023      8046       11450
   4/30/01    11637      8672       11875
   5/31/01    12032      8730       12354
   6/30/01    12094      8518       12349
   7/31/01    11761      8434       12149
   8/31/01    11096      7906       11409
   9/30/01    10368      7267       10736
  10/31/01    10139      7406       10537



All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.


1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Financial Services Fund category for the one-year period was 94.

FINANCIAL SERVICES FOCUS FUND
FUND FACTS

TOP TEN HOLDINGS 1 as of 10/31/01


(1)  GENERAL ELECTRIC CO.                  14.3%

(2)  AMERICAN INTERNATIONAL GROUP, INC.     9.1%

(3)  BERKSHIRE HATHAWAY, INC., CLASS A      5.7%

(4)  CITIGROUP, INC.                        5.0%

(5)  BANK OF AMERICA CORP.                  4.7%

(6)  J.P. MORGAN CHASE & CO.                4.0%

(7)  FANNIE MAE                             3.7%

(8)  BANK ONE CORP.                         2.5%

(9)  WELLS FARGO & CO.                      2.4%

(10) WACHOVIA CORP.                         2.3%
------------------------------------------------
 TOTAL PERCENTAGE OF INVESTMENTS           53.7%


STATISTICS as of 10/31/01


                                              PEER GROUP
                                FUND          AVERAGE(2)
---------------------------------------------------------
Number of Holdings              100                62
---------------------------------------------------------
Median Market Cap ($ Mil)   $49,747           $20,490
---------------------------------------------------------
Price/Earnings (P/E) Ratio     21.1              19.1
---------------------------------------------------------
Price/Book (P/B) Ratio          3.4               2.9
---------------------------------------------------------
12-Month Yield                 0.56%             0.44%
---------------------------------------------------------
Portfolio Turnover Rate         151%              135%
---------------------------------------------------------
Three-Year Beta(3)               --                --

EXPENSE RATIO as of 10/31/01

[BAR CHART]

FUND       PEER GROUP AVERAGE
-----------------------------
0.89% 4     1.68% 2

INDUSTRY WEIGHTINGS as of 10/31/01

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE FINANCIAL SERVICES FOCUS FUND

[PIE CHART]

1   29.7%     Banks
2   29.0%     Miscellaneous Finance
3   19.4%     Insurance
4   14.3%     Producer Goods & Manufacturing
5    3.3%     Real Property
6    3.2%     Business Services
7    1.1%     Other



1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 110 funds in the Financial Services Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS



                                                     11/1/00-         7/3/00 1-
                                                     10/31/01         10/31/00

PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                11.86             10.00
                                                   -----------------------------
Income or loss from investment operations:
   Net investment income                               0.09              0.04
   Net realized and unrealized gains or losses        (1.76)             1.82
                                                   -----------------------------
   Total income or loss from investment operations    (1.67)             1.86
Less distributions:
   Dividends from net investment income               (0.06)               --
   Distributions from net realized gains              (0.38)               --
                                                   -----------------------------
   Total distributions                                (0.44)               --
                                                   -----------------------------
Net asset value at end of period                       9.75             11.86
                                                   =============================
Total return (%)                                     (14.51)            18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                   0.89              0.89 3
Expense reductions reflected in above ratio            0.34              1.10 3
Ratio of net investment income to
  average net assets                                   0.75              1.04 3
Portfolio turnover rate                                 151                40
Net assets, end of period ($ x 1,000,000)                21                24


1  Commencement of operations.

2  Not annualized.

3  Annualized.






See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/00)
 o   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%     COMMON STOCK
           Market Value:  $21,246
           Cost:  $22,652
---------------------------------

100.0%     TOTAL INVESTMENT
           Market Value:  $21,246
           Cost:  $22,652


COMMON STOCK  100.0% of investments

                                               MKT. VALUE
      Security and Number of Shares           ($ x 1,000)
      BANKS  29.7%
      --------------------------------------------------------------------------
      BancWest Corp.    1,760                          62
(5)   Bank of America Corp.    16,880                 996
      Bank of New York Co., Inc.    7,260             247
(8)   Bank One Corp.    15,900                        528
      BB&T Corp.    4,760                             153
  +   Corus Bankshares, Inc.    1,000                  42
  +   Doral Financial Corp.    1,400                   49
      Fifth Third Bancorp.    5,290                   298
  +   First Niagara Financial Group    2,900           48
  +   First Tennessee National Corp.    2,700          93
      FleetBoston Financial Corp.    6,980            229
  +   GreenPoint Financial Corp.   6,200              199
  +   Hibernia Corp., Class A    2,100                 32
  +   Independence Community Bank    2,700             66
  +   Irwin Financial Corp.    6,700                  104
(8)   J.P. Morgan Chase & Co.    23,964               847
  +   KeyCorp., Inc.    6,000                         128
      National City Corp.    2,500                     66
  +   New York Community Bancorp., Inc.   6,400       160
  +   North Fork Bancorp., Inc.    1,100               31
  +   Pacific Century Financial Corp.  5,600          130
  +   PNC Financial Services Group, Inc.    800        44
  +   Provident Financial Group, Inc.    2,800         60
  +   The South Financial Group, Inc.    200            3
  +   SouthTrust Corp.    7,300                       165
      State Street Corp.    600                        27
  +   Sterling Bancshares, Inc.    10,700             127
  +   Synovus Financial Corp.    2,400                 55
      U.S. Bancorp.    17,915                         319
      UnionBanCal Corp.    500                         17
(10)  Wachovia Corp.    16,800                        480
 (9)  Wells Fargo & Co.    12,900                     510
                                                   -------
                                                    6,315

      BUSINESS MACHINES & SOFTWARE  0.0%
      --------------------------------------------------------------------------
      Comdisco, Inc.    17,500                          9

      BUSINESS SERVICES  3.2%
  o   Cendant Corp.    11,800                         153
 o+   Concord EFS, Inc.    8,800                      241
  +   H&R Block, Inc.    4,600                        157
  o   National Processing, Inc.    3,200               84
  +   SEI Investments Co.    1,500                     46
                                                   -------
                                                      681
      INSURANCE  19.4%
      ----------------------------------------------------
      AFLAC, Inc.    3,600                             88
      Allstate Corp.    5,220                         164
  +   AMBAC Financial Group, Inc.    900               43
      American Financial Group, Inc.  11,480          254
(2)   American International Group,Inc. 24,647      1,937
  +   FBL Financial Group, Inc., Class A    900        15
  +   Fidelity National Financial, Inc.    4,600      106
  +   Fremont General Corp.    2,800                   14
      John Hancock Financial Services    2,320         79






See the Financial Notes, which are integral to this information.

                                               MKT. VALUE
      SECURITY AND NUMBER OF SHARES            ($ x 1,000)
      --------------------------------------------------------------------------
      Loews Corp.    1,000                             51
      Manulife Financial Corp.    4,580               113
      Marsh & McLennan Cos., Inc.    480               46
  +   MBIA, Inc.    1,450                              67
      Metlife, Inc.    6,100                          164
      Nationwide Financial Services, Inc.,
      Class A    600                                   20
  +   Ohio Casualty Corp.    13,700                   209
      Old Republic International Corp.    1,100        28
  +   Phoenix Cos., Inc.    4,300                      55
  +   Progressive Corp.    900                        125
  +   Radian Group, Inc.    1,400                      47
  +   Reinsurance Group of America, Inc.    300         9
  +   Torchmark Corp.    100                            4
  +   UICI    6,300                                    95
  +   UnumProvident Corp.    8,600                    193
      W.R. Berkley Corp.    860                        46
  +   Zenith National Insurance Corp.    6,200        159
                                                   -------
                                                    4,131
      MISCELLANEOUS FINANCE  29.0%
      --------------------------------------------------------------------------
      American Express Co.    11,560                  340
 o+   AmeriCredit Corp.    3,600                       56
  +   Bay View Capital Corp.    6,600                  46
o(3)  Berkshire Hathaway, Inc., Class A   17        1,210
      Capital One Financial Corp.    1,300             54
  +   Charter One Financial, Inc.    7,040            192
 (4)  Citigroup, Inc.    23,275                     1,059
  +   Countrywide Credit Industries, Inc. 2,500       100
 (7)  Fannie Mae    9,620                             779
      Federated Investors, Inc., Class B   700         18
  +   Flagstar Bancorp., Inc.    900                   23
      Freddie Mac    5,500                            373
      Goldman Sachs Group, Inc.    1,120               88
      Household International, Inc.    3,700          194
  +   John Nuveen Co., Class A    3,000               141
      Lehman Brothers Holdings, Inc.    760            47
      MBNA Corp.    7,160                             198
  +   Merrill Lynch & Co., Inc.    7,200              315
  +   Metris Cos., Inc.    3,000                       49
      Morgan Stanley Dean Witter & Co.    6,520       319
 o+   NextCard, Inc.    10,300                          9
 o+   Ocwen Financial Corp.    13,300                 114
  +   Sovereign Bancorp., Inc.    8,900                88
  +   USA Education, Inc.    400                       33
  +   Washington Mutual, Inc.    10,250               309
                                                   -------
                                                    6,154

      PRODUCER GOODS & MANUFACTURING  14.3%
      --------------------------------------------------------------------------
 (1)  General Electric Co.    83,260                3,032

      REAL PROPERTY  3.3%
      --------------------------------------------------------------------------
  +   Highwoods Properties, Inc.    2,800              66
      iStar Financial, Inc.    1,400                   33
 o+   Jones Lang LaSalle, Inc.    1,800                27
 o+   La Quinta Properties    11,300                   60
  +   The Macerich Co.    9,300                       225
  +   New Plan Excel Realty Trust    10,600           188
  o   Security Capital Group, Inc.,
      Class B    5,500                                103
                                                   -------
                                                      702
      TRAVEL & RECREATION  1.1%
      --------------------------------------------------------------------------
  +   Host Marriott Corp.    19,400                   131
  +   Meristar Hospitality Corp.    8,300              79
 o+   Wyndham International, Inc.,
      Class A    18,200                                12
                                                   -------
                                                      222

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.







See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

Statement of
Assets and Liabilities
As of October 31, 2001. All numbers x 1,000 except NAV.


ASSETS
-----------------------------------------------------------
Investments, at market value                        $21,246 a
Receivables:
  Fund shares sold                                       10
  Dividends                                              15
  Investments sold                                      163
Prepaid expenses                                  +       7
                                                  ---------
TOTAL ASSETS                                         21,441

LIABILITIES
-----------------------------------------------------------
Payables:
  Payable to custodian                                   66
  Investment adviser and administrator fees              19
  Transfer agent and shareholder service fees             1
Accrued expenses                                  +      24
                                                  ---------
TOTAL LIABILITIES                                       110

NET ASSETS
-----------------------------------------------------------
TOTAL ASSETS                                         21,441
TOTAL LIABILITIES                                 -     110
                                                  ---------
NET ASSETS                                          $21,331


NET ASSETS BY SOURCE
Capital received from investors                      23,043
Net investment income not yet distributed               145
Net realized capital losses                            (451)
Net unrealized capital losses                        (1,406)


NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS   /   OUTSTANDING   =    NAV
 $21,331            2,187          $9.75



a The fund paid $22,652 for these securities. Not counting short-term obligations and government securities, the fund paid $39,394 for securities during the report period and received $38,142 from securities it sold or that matured.


FEDERAL TAX DATA
-----------------------------------------------------------
COST BASIS OF PORTFOLIO                             $23,193
NET UNREALIZED GAINS AND LOSSES:
Gains                                                $1,367
Losses                                            +  (3,314)
                                                  ---------
                                                    ($1,947)





See the Financial Notes, which are integral to this information.

Statement of
Operations
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
---------------------------------------------------
Dividends                                      $413
Interest                                  +       4
                                          ---------
TOTAL INVESTMENT INCOME                         417

NET REALIZED GAINS AND LOSSES
---------------------------------------------------
Net realized losses on investments sold        (356)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------
Net unrealized losses on investments         (3,800)

EXPENSES
---------------------------------------------------
Investment adviser and administrator fees       137 a
Transfer agent and shareholder service fees      63 b
Trustees' fees                                    7 c
Custodian fees                                   47
Portfolio accounting fees                         4
Professional fees                                21
Registration fees                                12
Shareholder reports                              17
Interest expense                                  1
Other expenses                            +       4
                                          ---------
Total expenses                                  313
Expense reduction                         -      86 d
                                          ---------
NET EXPENSES                                    227

DECREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------
TOTAL INVESTMENT INCOME                         417
NET EXPENSES                              -     227
                                          ---------
NET INVESTMENT INCOME                           190
NET REALIZED LOSSES                            (356) e
NET UNREALIZED LOSSES                     +  (3,800) e
                                          ---------
DECREASE IN NET ASSETS FROM OPERATIONS      $(3,966)




a  Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d Includes $85 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $4,156.






See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

Statement of
Changes in Net Assets
For the current and prior report periods. All numbers x 1,000.
The fund commenced operations on 7/3/00.

OPERATIONS
------------------------------------------------------------------------------
                                      11/1/00-10/31/01         7/3/00-10/31/00
Net investment income                             $190                     $75
Net realized gains or losses                      (356)                    714
Net unrealized gains or losses                  (3,800)                  2,394
                                       ---------------------------------------
INCREASE OR DECREASE IN NET ASSETS
  FROM OPERATIONS                               (3,966)                  3,183

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income               120                      -- a
Distributions from net realized gains            + 809                      --
                                       ---------------------------------------
TOTAL DISTRIBUTIONS PAID                          $929                    $ --

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                      11/1/00-10/31/01                  7/3/00-10/31/00
                  QUANTITY           VALUE        QUANTITY             VALUE

Shares sold            867          $9,765           2,202           $22,882
Shares reinvested       78             860              --                --
Shares redeemed   +   (793)         (8,539)           (167)           (1,925) b
                  --------------------------------------------------------------
NET INCREASE           152          $2,086           2,035           $20,957


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                            11/1/00-10/31/01            7/3/00-10/31/00
                      SHARES         NET ASSETS   SHARES          NET ASSETS

Beginning of period    2,035            $24,140       --            $     --
Total increase or
    decrease         +   152             (2,809)   2,035              24,140 c
                     -----------------------------------------------------------
END OF PERIOD          2,187            $21,331    2,035             $24,140 d



UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:
   CURRENT PERIOD    $18
   PRIOR PERIOD      $13

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $145 and $75 at the end of the current period and the prior period, respectively.





See the Financial Notes, which are integral to this information.

HEALTH CARE FOCUS FUND

[PHOTO OF GERI HOM]
      "In the current environment for equities, it's possible that healthcare stocks could be perceived as a safe haven, relatively speaking."

   Portfolio Manager
   Geri Hom

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management and has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


TICKER SYMBOL                      SWHFX

Investors who believe that U.S. health care companies may show potential long-term growth may want to consider this fund.

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

HEALTHCARE STOCKS FELL, BUT LESS THAN MANY OTHER INDUSTRIES AND LESS THAN THE MARKET OVERALL. Healthcare was the best performing sector of the Focus Funds. Its return during the report period was - 7.6%, which is better than many equity funds and major indices. While healthcare stocks were dragged down by the overall decline in equities, a number of positive factors kept the industry's performance well above average for the report period. 2001 saw a big jump in drug approvals. This helped health care special services become the best performing sub-industry, with a return of 29% for the period. The weakest sub-industry was commercial and consumer services, which fell 38% during the same period as demand in this area declined.

OUTLOOK FOR THE SECTOR APPEARS COMPARATIVELY BRIGHT. With the war in Afghanistan and ongoing fears of terrorist actions, stock investors are looking for more conservative choices, and healthcare stocks may qualify. Healthcare companies have seen recent spikes in demand for certain products, and some elements of healthcare spending are relatively unaffected by economic weakness. The prospect of improved revenues could attract certain investors to healthcare stocks.

HEALTH CARE FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P Health Care Sector Index and the Morningstar Health Care Fund category.

[BAR CHART]

                                 Total Return
1 YEAR
Fund 1                            -10.94%
S&P Health Care Sector Index        7.55%
Peer Group Average 2              -17.46%

SINCE INCEPTION: 7/3/00
Fund 1                             -6.46%
S&P Health Care Sector Index       -3.81%
Peer Group Average 2               -6.76%


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Health Care Sector Index.

[LINE CHART]

                                 S&P Health
                                Care Sector     S&P 500
                     Fund 1       Index 2        Index
         7/3/00      10,000         10,000      10,000
        7/31/00       9,450          9,411       9,844
        8/31/00       9,820          9,464      10,455
        9/30/00      10,160          9,918       9,903
       10/31/00      10,270         10,267       9,862
       11/30/00      10,460         10,689       9,085
       12/31/00      10,905         10,989       9,129
        1/31/01       9,848         10,086       9,453
        2/28/01       9,797         10,105       8,591
        3/31/01       8,892          9,350       8,046
        4/30/01       9,268          9,596       8,672
        5/31/01       9,492          9,697       8,730
        6/30/01       9,278          9,237       8,518
        7/31/01       9,594          9,727       8,434
        8/31/01       9,258          9,378       7,906
        9/30/01       9,228          9,514       7,267
       10/31/01       9,146          9,494       7,406


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.


1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Health Care Fund category for the one-year period was 112.

FUND FACTS


TOP TEN HOLDINGS 1 as of 10/31/01

(1)  PFIZER, INC.                            15.8%
(2)  JOHNSON & JOHNSON                        9.7%
(3)  MERCK & CO., INC.                        8.5%
(4)  BRISTOL-MYERS SQUIBB CO.                 5.9%
(5)  ABBOTT LABORATORIES                      5.3%
(6)  AMERICAN HOME PRODUCTS CORP.             4.4%
(7)  ELI LILLY & CO.                          3.7%
(8)  PHARMACIA CORP.                          3.4%
(9)  AMGEN, INC.                              3.4%
(10) SCHERING-PLOUGH CORP.                    3.4%
--------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS         63.5%


STATISTICS as of 10/31/01


                                                       PEER GROUP
                                          FUND          AVERAGE 2
-----------------------------------------------------------------
Number of Holdings                           51               64
-----------------------------------------------------------------
Median Market Cap ($ Mil)               $73,416          $22,058
-----------------------------------------------------------------
Price/Earnings (P/E) Ratio                 33.0             39.7
-----------------------------------------------------------------
Price/Book (P/B) Ratio                      9.5              8.8
-----------------------------------------------------------------
12-Month Yield                             0.01%            0.02%
-----------------------------------------------------------------
Portfolio Turnover Rate                      92%             185%
-----------------------------------------------------------------
Three-Year Beta 3                            --               --
-----------------------------------------------------------------


EXPENSE RATIO as of 10/31/01


[BAR CHART]

             PEER GROUP
FUND           AVERAGE
------------------------
0.89% 4        1.70% 2


INDUSTRY WEIGHTINGS as of 10/31/01

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE HEALTH CARE FOCUS FUND

[PIE CHART]

1       97.6%   Drugs & Medicine
2        2.4%   Other


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 155 funds in the Health Care Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

HEALTH CARE FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                        11/1/00 -   7/3/00 1 -
                                                        10/31/01    10/31/00
--------------------------------------------------------------------------------

PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                   10.27       10.00
                                                        ------------------------
Income or loss from investment operations:
    Net investment income or loss                         0.00 2     (0.00) 2
    Net realized and unrealized gains or losses          (1.10)       0.27
                                                        ------------------------
    Total income or loss from investment operations      (1.10)       0.27
Less distributions:
    Dividends from net investment income                 (0.00) 2     --
    Distributions from net realized gains                (0.17)       --
                                                        ------------------------
    Total distributions                                  (0.17)       --
                                                        ------------------------
Net asset value at end of period                          9.00       10.27
                                                        ========================
Total return (%)                                        (10.94)       2.70 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                       0.89        0.89 4
Expense reductions reflected in above ratio               0.28        1.15 4
Ratio of net investment income or loss to
 average net assets                                       0.06       (0.02) 4
Portfolio turnover rate                                     92          41
Net assets, end of period ($ x 1,000,000)                   32          28



1  Commencement of operations.
2  Per-share amount was less than $0.01.
3  Not annualized.
4  Annualized.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/00)
 o   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.9%   COMMON STOCK
         Market Value: $31,964
         Cost: $32,831

  0.1%   SHORT TERM INVESTMENT
         Market Value: $47
         Cost:$47

-----------------------------

100.0%  TOTAL INVESTMENTS
        Market Value: $32,011
        Cost: $32,878

COMMON STOCK  99.9% of investments

                                                        MKT. VALUE
      SECURITY AND NUMBER OF SHARES                     ($ x 1,000)
      CONSUMER: NONDURABLE  0.6%
      ------------------------------------------------------------
   o+ Service Corp. International  31,600                      201

      ELECTRONICS  1.7%
      ------------------------------------------------------------
   o+ Thermo Electron Corp.  25,500                            539

      HEALTHCARE / DRUGS & MEDICINE  97.6%
      ------------------------------------------------------------
  (5) Abbott Laboratories  31,885                            1,689
  (6) American Home Products Corp.  25,400                   1,418
    o AmerisourceBergen Corp.  3,700                           235
 o(9) Amgen, Inc.  19,155                                    1,088
    o Andrx Group  2,500                                       162
      Baxter International, Inc.  9,200                        445
   o+ Beverly Enterprises, Inc.  36,900                        276
    + Biomet, Inc.  9,200                                      281
  (4) Bristol-Myers Squibb Co.  35,410                       1,893
      Cardinal Health, Inc.  9,150                             614
   o+ Caremark Rx, Inc.  21,700                                291
   o+ Cephalon, Inc.  2,800                                    177
   o+ Corixa Corp.  12,600                                     163
   o+ DaVita, Inc.  18,200                                     331
    o Edwards Lifesciences Corp.  15,900                       404
  (7) Eli Lilly & Co.  15,520                                1,187
   o+ Forest Laboratories, Inc., Class A  3,000                223
    o Genentech, Inc.  10,670                                  558
   o+ Genzyme Corp. -- General Division  5,900                 318
      HCA, INC.  4,400                                         175
    o HealthSouth Corp.  28,100                                366
   o+ Henry Schein, Inc.  4,400                                149
   o+ Humana, Inc.  59,800                                     691
   o+ Idec Pharmaceuticals Corp.  3,500                        210
   o+ Impax Laboratories, Inc.  12,700                         115
   o+ Isis Pharmaceuticals, Inc.  12,000                       249
  (2) Johnson & Johnson  53,680                              3,109
   o+ King Pharmaceuticals, Inc.  3,900                        152
   o+ Magellan Health Services, Inc.  20,400                   199
   o+ Manor Care, Inc.  9,700                                  227
      McKesson Corp.  10,500                                   388
      Medtronic, Inc.  19,820                                  799
  (3) Merck & Co., Inc.  42,705                              2,725
    + Mylan Laboratories, Inc.  4,200                          155
   o+ NBTY, Inc.  14,200                                       121
   o+ Perrigo Co.  12,200                                      180
  (1) Pfizer, Inc.  120,455                                  5,047
  (8) Pharmacia Corp.  26,920                                1,091
   o+ Protein Design Labs, Inc.  6,500                         215
   o+ PSS World Medical, Inc.  22,600                          204
 (10) Schering-Plough Corp.  29,165                          1,084


See the Financial Notes, which are integral to this information.

HEALTH CARE FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                        MKT. VALUE
      SECURITY AND NUMBER OF SHARES                     ($ x 1,000)
   o+ Serologicals Corp.  12,600                               222
   o+ SICOR, Inc.  9,000                                       169
   o+ Sola International, Inc.  17,300                         277
   o+ St. Jude Medical, Inc.  2,300                            163
   o+ Steris Corp.  8,600                                      193
    o Tenet Healthcare Corp.  7,900                            454
      UnitedHealth Group, Inc.  5,200                          342
                                                          --------
                                                            31,224

SHORT TERM INVESTMENT
0.1% of investments

SECURITY                          FACE VALUE     MKT. VALUE
  RATE, MATURITY DATE             ($ x 1,000)    ($ x 1,000)

Brown Brothers Harriman,
Grand Cayman Time Deposit
  2.05%, 11/01/01                     47             47

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.


ASSETS
------------------------------------------------------------------
Investments, at market value                              $ 32,011 a
Receivables:
   Fund shares sold                                             19
   Dividends                                                    25
Prepaid expenses                                        +        8
                                                        ----------
TOTAL ASSETS                                                32,063

LIABILITIES
------------------------------------------------------------------
Payables:
   Fund shares redeemed                                         16
   Investment adviser and administrator fees                     8
   Transfer agent and shareholder service fees                   1
Accrued expenses                                        +       29
                                                        ----------
TOTAL LIABILITIES                                               54

NET ASSETS
------------------------------------------------------------------
TOTAL ASSETS                                                32,063
TOTAL LIABILITIES                                       -       54
                                                        ----------
NET ASSETS                                                $ 32,009

NET ASSETS BY SOURCE

Capital received from investors                             35,461
Net investment income not yet distributed                       14
Net realized capital losses                                 (2,599)
Net unrealized capital losses                                 (867)

NET ASSET VALUE (NAV)

                    SHARES
NET ASSETS    /   OUTSTANDING   =    NAV
$32,009              3,556          $9.00

FEDERAL TAX DATA
---------------------------------------------

COST BASIS OF PORTFOLIO               $34,007
NET UNREALIZED GAINS AND LOSSES:
Gains                                 $ 1,789
Losses                             +   (3,785)
                                   ----------
                                      ($1,996)

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                  Loss amount
    2009                               $1,470

a The fund paid $32,878 for these securities. Not counting short-term obligations and government securities, the fund paid $36,647 for securities during the report period and received $29,072 from securities it sold or that matured.

See the Financial Notes, which are integral to this information.

HEALTH CARE FOCUS FUND -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
----------------------------------------------------------
Dividends                                          $   291
Interest                                         +       5
                                                 ---------
TOTAL INVESTMENT INCOME                                296

NET REALIZED GAINS AND LOSSES
----------------------------------------------------------
Net realized losses on investments sold             (2,139)

NET UNREALIZED GAINS AND LOSSES
----------------------------------------------------------
Net unrealized losses on investments                (1,702)

EXPENSES
----------------------------------------------------------
Investment adviser and administrator fees              169 a
Transfer agent and shareholder service fees             78 b
Trustees' fees                                           7 c
Custodian fees                                          43
Portfolio accounting fees                                4
Professional fees                                       21
Registration fees                                       17
Shareholder reports                                     23
Other expenses                                   +       3
                                                 ---------
Total expenses                                         365
Expense reduction                                -      87 d
                                                 ---------
NET EXPENSES                                           278

DECREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------
TOTAL INVESTMENT INCOME                                296
NET EXPENSES                                     -     278
                                                 ---------
NET INVESTMENT INCOME                                   18
NET REALIZED LOSSES                                 (2,139) e
NET UNREALIZED LOSSES                            +  (1,702) e
                                                 ---------
DECREASE IN NET ASSETS FROM OPERATIONS             ($3,823)


a  Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d Includes $85 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $3,841.


See the Financial Notes, which are integral to this information.

Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
The fund commenced operations on 7/3/00.

OPERATIONS
-------------------------------------------------------------------------------
                                           11/1/00-10/31/01     7/3/00-10/31/00
Net investment income or loss                       $    18               ($2)
Net realized gains or losses                         (2,139)               26
Net unrealized gains or losses                       (1,702)              835
                                                  ---------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      (3,823)              859

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------
Dividends from net investment income                      4                -- a
Distributions from net realized gains             +     484                --
                                                  ---------------------------
TOTAL DISTRIBUTIONS PAID                            $   488              $ --

TRANSACTIONS IN FUND SHARES
-----------------------------------------------------------------------------
                                11/1/00-10/31/01           7/3/00-10/31/00
                              QUANTITY       VALUE      QUANTITY        VALUE
Shares sold                     1,786      $17,083       2,923        $29,085
Shares reinvested                  45          458         --              --
Shares redeemed              + (1,023)      (9,455)       (175)        (1,710) b
                             ------------------------------------------------
NET INCREASE                      808      $ 8,086       2,748        $27,375

SHARES OUTSTANDING AND NET ASSETS
-----------------------------------------------------------------------------
                                 11/1/00-10/31/01         7/3/00-10/31/00
                             SHARES      NET ASSETS   SHARES       NET ASSETS
Beginning of period             2,748      $28,234         --         $    --
Total increase               +    808        3,775      2,748          28,234 c
                             ------------------------------------------------
END OF PERIOD                   3,556      $32,009      2,748         $28,234 d

UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

   CURRENT PERIOD         $22
   PRIOR PERIOD           $13

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $14 at the end of the current period and net investment loss in the amount of $2 at the end of the prior period.


See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUND


[PHOTO OF GERI HOM AND LARRY MANO]
     "The past twelve months have been a disaster for technology investors. No one can say when it will return to growth, but we believe that it can and will."

  Portfolio Managers
  Geri Hom and
  Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL              SWTFX

This fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the U.S. economy.

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

THE FUND WAS HURT SEVERELY AS THE NEW ECONOMY BUBBLE BURST AND TECHNOLOGY STOCKS CRASHED. After soaring to remarkable heights, tech stocks fell back to earth during the report period. Large-cap technology stocks, which had become the most overvalued, led the way in this decline. Sales of PCs plummeted, causing Intel to cut chip prices. The proposed merger of Hewlett-Packard and Compaq is a sign of the consolidation trend in this sector.

RISING COSTS ALSO PLAYED A ROLE IN THE SECTOR'S DECLINE. At the same time as income was shrinking, many tech firms saw labor costs rising faster than productivity. Energy costs were another issue, particularly for the many tech companies based in California. The best performing industry was defense electronics, up 12.9%, helped by steady demand due to heightened security concerns. Computer systems fared the worst, down 94% as companies held off investing in new systems. Small caps and value stocks generally fared best.

PROSPECTS FOR IMPROVEMENT APPEAR GOOD FOR THE LONG-TERM, BUT UNCLEAR FOR THE SHORT TERM. Until the economy returns to a firmer footing and corporations begin making new technology investments, we believe this industry is likely to continue to languish. However, we remain firm in our belief that technology is an essential element for any future healthy economy and that the long-term outlook remains attractive.

TECHNOLOGY FOCUS FUND

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P Technology Sector Index and the Morningstar Technology Fund category.

[BAR CHART]

                               Total Return
1 YEAR
Fund 1                          (54.69%)
S&P Technology Sector Index     (52.58%)
Peer Group Average 2            (62.24%)

INCEPTION 7/3/00
Fund 1                          (50.93%)
S&P Technology Sector Index     (50.83%)
Peer Group Average 2            (56.24%)


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Technology Sector Index.

[LINE GRAPH]

                                              S&P
                                           TECHNOLOGY          S&P 500
                          FUND 1         SECTOR INDEX 2         INDEX
           7/3/00         10,000              10,000            10,000
          7/31/00          9,480               9,523             9,844
          8/31/00         10,910              10,583            10,455
          9/30/00          9,220               8,634             9,903
         10/31/00          8,520               8,161             9,862
         11/30/00          6,500               6,557             9,085
         12/31/00          5,940               5,832             9,129
          1/31/01          6,950               6,834             9,453
          2/28/01          5,110               4,994             8,591
          3/31/01          4,420               4,390             8,046
          4/30/01          5,320               5,088             8,672
          5/31/01          5,240               4,863             8,730
          6/30/01          5,290               4,921             8,518
          7/31/01          4,850               4,655             8,434
          8/31/01          4,210               4,099             7,906
          9/30/01          3,270               3,321             7,267
         10/31/01          3,860               3,871             7,406

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Technology Fund category for the one-year period was 327.

FUND FACTS


TOP TEN HOLDINGS 1 as of 10/31/01

(1)  MICROSOFT CORP.                            16.3%
(2)  INTEL CORP.                                10.7%
(3)  INTERNATIONAL BUSINESS MACHINES CORP.       9.7%
(4)  CISCO SYSTEMS, INC.                         6.7%
(5)  ORACLE CORP.                                3.9%
(6)  DELL COMPUTER CORP.                         3.5%
(7)  TEXAS INSTRUMENTS, INC.                     2.4%
(8)  HEWLETT-PACKARD CO.                         1.6%
(9)  APPLIED MATERIALS, INC.                     1.5%
(10) UNITED TECHNOLOGIES CORP.                   1.3%
-----------------------------------------------------
  TOTAL PERCENTAGE OF INVESTMENTS               57.6%


STATISTICS as of 10/31/01

                                             PEER GROUP
                                 FUND        AVERAGE 2
-------------------------------------------------------
Number of Holdings                  101            63
-------------------------------------------------------
Median Market Cap ($ Mil)       $63,169       $13,562
-------------------------------------------------------
Price/Earnings (P/E) Ratio         40.2          40.6
-------------------------------------------------------
Price/Book (P/B) Ratio              5.7           5.0
-------------------------------------------------------
12-Month Yield                     0.00%         0.13%
-------------------------------------------------------
Portfolio Turnover Rate             120%          198%
-------------------------------------------------------
Three-Year Beta 3                    --            --
-------------------------------------------------------

EXPENSE RATIO as of 10/31/01

[BAR CHART]

             PEER GROUP
 FUND         AVERAGE
------------------------
0.89% 4       1.70% 2

INDUSTRY WEIGHTINGS as of 10/31/01

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE TECHNOLOGY FOCUS FUND

[PIE CHART]

1      50.2%    Business Machines & Software
2      28.4%    Electronics
3       8.4%    Business Services
4       5.2%    Aerospace/Defense
5       4.1%    Producer Goods & Manufacturing
6       3.7%    Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 377 funds in the Technology Fund category.

3    Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

TECHNOLOGY FOCUS FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                    11/1/00 -        7/3/00 1 -
                                                    10/31/01         10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                 8.52            10.00
                                                    ----------------------------
Loss from investment operations:
    Net investment loss                               (0.03)           (0.02)
    Net realized and unrealized losses                (4.63)           (1.46)
                                                    ----------------------------
    Total loss from investment operations             (4.66)           (1.48)
                                                    ----------------------------
Net asset value at end of period                       3.86             8.52
                                                    ============================
Total return (%)                                     (54.69)          (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                    0.89             0.89 3
Expense reductions reflected in above ratio            0.27             0.63 3
Ratio of net investment loss to
 average net assets                                   (0.65)           (0.63) 3
Portfolio turnover rate                                 120               37
Net assets, end of period ($ x 1,000,000)                39               48

1    Commencement of operations.

2    Not annualized.

3    Annualized.


See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUND - FINANCIALS

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/00)
 o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]


100.0%    COMMON STOCK
          Market Value: $38,841
          Cost: $52,790

  0.0%    SHORT-TERM INVESTMENT
          Market Value: $16
          Cost: $16
-------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $38,857
          Cost: $52,806


COMMON STOCK 100.0% of investments

                                                       MKT. VALUE
      SECURITY AND NUMBER OF SHARES                    ($ x 1,000)
      AEROSPACE / DEFENSE  5.2%
      ------------------------------------------------------------
      Boeing Co.    14,900                                     486
    + General Dynamics Corp.    4,800                          392
    + Lockheed Martin Corp.    8,800                           429
      Raytheon Co.    6,700                                    216
+(10) United Technologies Corp.    9,100                       490
                                                       -----------
                                                             2,013
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.6%
      ------------------------------------------------------------
    + Danaher Corp.    2,500                                   139
    o SPX Corp.    1,000                                       100
                                                       -----------
                                                               239
      BUSINESS MACHINES & SOFTWARE  50.2%
      ------------------------------------------------------------
   o+ Activision, Inc.    5,800                                210
      Adobe Systems, Inc.    6,500                             172
   o+ Avocent Corp.    7,400                                   138
 o(4) Cisco Systems, Inc.    154,060                         2,607
      Compaq Computer Corp.    34,268                          300
   o+ Compuware Corp.    18,100                                186
 o(6) Dell Computer Corp.    55,916                          1,341
    o EMC Corp.    34,516                                      425
  (8) Hewlett-Packard Co.    36,648                            617
      IKON Office Solutions, Inc.    27,640                    268
   o+ Input/Output, Inc.    37,200                             299
   o+ Intergraph Corp.    16,400                               175
  (3) International Business
      Machines Corp.    34,736                               3,754
    o Iomega Corp.    14,473                                   101
 o(1) Microsoft Corp.    108,692                             6,320
   o+ Novellus Systems, Inc.    5,400                          178
 o(5) Oracle Corp.    110,348                                1,496
    + Pitney Bowes, Inc.    2,300                               84
    o Quovadx, Inc.    9,700                                    64
   o+ Read-Rite Corp.    26,000                                129
   o+ Storage Technology Corp.    8,200                        154
    o Sun Microsystems, Inc.    42,556                         432
    + Xerox Corp.    10,800                                     76
                                                       -----------
                                                            19,526
      BUSINESS SERVICES  8.4%
      ------------------------------------------------------------
    o BEA Systems, Inc.    8,892                               108
    o Brocade Communications
      Systems, Inc.    5,200                                   128
   o+ Citrix Systems, Inc.    5,600                            131
      Computer Associates
      International, Inc.    14,100                            436
   o+ eBay, Inc.    5,900                                      310
   o+ Eclipsys Corp.    5,100                                   64
   o+ Exult, Inc.    15,800                                    221
   o+ Freemarkets, Inc.    8,700                               116
   o+ Homestore.com, Inc.    14,700                             76
   o+ Intuit, Inc.    2,200                                     88
    o Liberate Technologies    8,400                            83
   o+ NETIQ Corp.    3,400                                      96
   o+ Parametric Technology Corp.    13,700                     96
   o+ PeopleSoft, Inc.    9,500                                283
   o+ Peregrine Systems, Inc.    5,400                          78
   o+ Retek, Inc.    5,800                                     118
    o Siebel Systems, Inc.    9,576                            156


See the Financial Notes, which are integral to this information.

                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
   o+ SkillSoft Corp.    4,500                                 103
   o+ Ticketmaster Online-CitySearch, Inc.,
      Class B    8,600                                         117
    o Veritas Software Corp.    10,452                         297
   o+ Vignette Corp.    19,400                                  91
    o Yahoo!, Inc.    7,776                                     85
                                                       -----------
                                                             3,281
      CHEMICAL  0.7%
      ------------------------------------------------------------
   o+ Cabot Microelectronics Corp.    3,900                    259

      CONSUMER: NONDURABLE  0.8%
      ------------------------------------------------------------
   o+ Electronic Arts, Inc.    3,200                           165
   o+ Midway Games, Inc.    8,100                              129
                                                       -----------
                                                               294
      ELECTRONICS  28.4%
      ------------------------------------------------------------
    o Advanced Micro Devices, Inc.    9,300                     92
   o+ Agere Systems, Inc., Class A    40,400                   186
    o Agilent Technologies, Inc.    3,700                       82
    o Altera Corp.    11,500                                   232
    o Analog Devices, Inc.    7,772                            295
 o(9) Applied Materials, Inc.    17,156                        585
    o Broadcom Corp., Class A    4,800                         165
   o+ Cadence Design Systems, Inc.    7,600                    161
    o Cirrus Logic, Inc.    15,672                             174
    + Cohu, Inc.    13,700                                     239
    o DDI Corp.    12,000                                      108
   o+ FEI Co.    4,000                                         108
    o Imation Corp.    8,400                                   176
  (2) Intel Corp.    170,360                                 4,160
   o+ Intersil Corp., Class A    2,700                          88
    o KLA-Tencor Corp.    5,700                                233
   o+ Lam Research Corp.    6,400                              121
    + Linear Technology Corp.    7,100                         275
    o LSI Logic Corp.    12,500                                212
    o Maxim Integrated Products, Inc.    7,300                 334
    o Micron Technology, Inc.    6,500                         148
   o+ Microtune, Inc.    8,100                                 155
   o+ Nvidia Corp.    7,200                                    309
   o+ Rambus, Inc.    9,800                                     80
   o+ Rational Software Corp.    9,500                         125
   o+ RF Micro Devices, Inc.    6,700                          137
   o+ Riverstone Networks, Inc.    18,400                      234
   o+ Siliconix, Inc.    6,500                                 164
    o Solectron Corp.    13,828                                170
  (7) Texas Instruments, Inc.    32,800                        918
   o+ Thermo Electron Corp.    8,200                           173
   o+ Western Digital Corp.    48,600                          163
    o Xilinx, Inc.    7,800                                    237
                                                       -----------
                                                            11,039
      MEDIA  0.3%
      ------------------------------------------------------------
    o AOL Time Warner, Inc.    3,264                           102

      MISCELLANEOUS FINANCE  0.3%
      ------------------------------------------------------------
   o+ Eotrade Group, Inc.    17,900                            117

      PRODUCER GOODS & MANUFACTURING  4.1%
      ------------------------------------------------------------
   o+ BE Aerospace, Inc.    19,600                             159
      Honeywell International, Inc.    16,200                  479
   o+ Jabil Circuit, Inc.    4,200                              89
   o+ Lattice Semiconductor Corp.    4,700                      82
    + Precision Castparts Corp.    10,600                      241
    + Roper Industries, Inc.    2,900                          123
    + Stewart & Stevenson Services    10,000                   148
   o+ Triumph Group, Inc.    10,300                            265
                                                       -----------
                                                             1,586
      RETAIL  0.3%
      ------------------------------------------------------------
    o Amazon.com, Inc.    18,100                               126

      TELEPHONE  0.7%
      ------------------------------------------------------------
   o+ Avaya, Inc.    29,000                                    259


      SHORT TERM INVESTMENT
      0.0% of investments

      SECURITY                             FACE VALUE    MKT. VALUE
         RATE, MATURITY DATE               ($ x 1,000)   ($ x 1,000)
      Brown Brothers Harriman,
      Grand Cayman Time Deposit
         2.05%, 11/01/01                       16             16


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUND - FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.


ASSETS
-------------------------------------------------------------------
Investments, at market value                                $38,857 a
Receivables:
   Fund shares sold                                              16
   Dividends                                                      5
Prepaid expenses                                         +        8
                                                         ----------
TOTAL ASSETS                                                $38,886

LIABILITIES
-------------------------------------------------------------------
Payables:
   Fund shares redeemed                                          21
   Investment adviser and administrator fees                      4
   Transfer agent and shareholder service fees                    1
Accrued expenses                                         +       40
                                                         ----------
TOTAL LIABILITIES                                                66

NET ASSETS
-------------------------------------------------------------------
TOTAL ASSETS                                                 38,886
TOTAL LIABILITIES                                        -       66
                                                         ----------
NET ASSETS                                                  $38,820

NET ASSETS BY SOURCE
Capital received from investors                              79,096
Net realized capital losses                                 (26,327)
Net unrealized capital losses                               (13,949)


NET ASSET VALUE (NAV)

                    SHARES
NET ASSETS    /   OUTSTANDING   =     NAV

$38,820           10,054             $3.86


FEDERAL TAX DATA
-----------------------------------------------
COST BASIS OF PORTFOLIO                 $60,276

NET UNREALIZED GAINS AND LOSSES:
Gains                                   $ 1,779
Losses                               +  (23,198)
                                     ----------
                                       ($21,419)
RECLASSIFICATIONS:
Net investment income
  not yet distributed                      $277
Reclassified as:
  Capital received
  from investors                          ($277)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                    Loss amount
    2008                                $   723
    2009                                 18,134


a The fund paid $52,806 for these securities. Not counting short-term obligations and government securities, the fund paid $73,925 for securities during the report period and received $50,497 from securities it sold or that matured.


See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS

For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------
Dividends                                                 $88
Interest                                           +       14
                                                   ----------
TOTAL INVESTMENT INCOME                                   102

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------
Net realized losses on investments sold               (25,196)

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------
Net unrealized losses on investments                   (7,219)

EXPENSES
-------------------------------------------------------------
Investment adviser and administrator fees                 230 a
Transfer agent and shareholder service fees               106 b
Trustees' fees                                              6 c
Custodian fees                                             65
Portfolio accounting fees                                   6
Professional fees                                          22
Registration fees                                          23
Shareholder reports                                        33
Other expenses                                     +        4
                                                   ----------
Total expenses                                            495
Expense reduction                                  -      116 d
                                                   ----------
NET EXPENSES                                              379

DECREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------
TOTAL INVESTMENT INCOME                                   102
NET EXPENSES                                       -      379
                                                   ----------
NET INVESTMENT LOSS                                      (277)
NET REALIZED LOSSES                                   (25,196) e
NET UNREALIZED LOSSES                              +   (7,219) e
                                                   ----------
DECREASE IN NET ASSETS FROM OPERATIONS               ($32,692)


a   Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c   For the fund's independent trustees only.

d Includes $114 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e   These add up to a net loss on investments of $32,415.


See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUND - FINANCIALS

Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
The fund commenced operations on 7/3/00.


OPERATIONS
----------------------------------------------------------------------------
                                        11/1/00-10/31/01     7/3/00-10/31/00
Net investment loss                                ($277)              ($100)
Net realized losses                              (25,196)             (1,131)
Net unrealized losses                             (7,219)             (6,730)
                                        ------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS          ($32,692)            ($7,961)

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------
                              11/1/00-10/31/01           7/3/00-10/31/00
                            QUANTITY      VALUE        QUANTITY     VALUE
Shares sold                    7,022    $ 37,095         5,936     $58,805
Shares redeemed             + (2,576)    (13,374)         (328)     (3,053) a
                            ----------------------------------------------
NET INCREASE                   4,446    $ 23,721         5,608     $55,752

SHARES OUTSTANDING AND NET ASSETS
-----------------------------------------------------------------------------
                                 11/1/00-10/31/01          7/3/00-10/31/00
                              SHARES     NET ASSETS     SHARES     NET ASSETS
Beginning of period            5,608        $47,791        --       $    --
Total increase or
decrease                    +  4,446         (8,971)     5,608       47,791 b
                            -----------------------------------------------
END OF PERIOD                 10,054        $38,820      5,608      $47,791 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

    CURRENT PERIOD             $53
    PRIOR PERIOD               $23

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.

c Includes net investment loss in the amount of $277 and $100 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES



FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab Analytics Fund(R)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
  Institutional Select S&P 500 Fund
  Institutional Select Large-Cap Value Index Fund
  Institutional Select Small-Cap Value Index Fund

FINANCIAL NOTES

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                     AMOUNT
                                   OUTSTANDING          AVERAGE         AVERAGE
FUND                               AT 10/31/01         BORROWING*       INTEREST
                                   ($ x 1,000)         ($ x 1,000)      RATE (%)
--------------------------------------------------------------------------------
Communications
Focus Fund                              --                 39            5.53
--------------------------------------------------------------------------------
Financial Services
Focus Fund                              --                 21            4.86
--------------------------------------------------------------------------------
Health Care
Focus Fund                              --                  2            4.19
--------------------------------------------------------------------------------
Technology
Focus Fund                              --                  5            4.71
--------------------------------------------------------------------------------

*For the year ended October 31, 2001


THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES



ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

     SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

     SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

     FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

     SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. Each fund expects that the adoption of these principles will not be material to the financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Communications Focus Fund
Financial Services Focus Fund
Health Care Focus Fund
Technology Focus Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Focus Fund, Financial Services Focus Fund, Health Care Focus Fund and Technology Focus Fund (four of the portfolios constituting Schwab Capital Trust)(hereafter collectively referred to as the "funds") at October 31, 2001, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 10, 2001

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS]
                                                 Table is for illustration only.

The financial highlights summarize a fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of a fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in a fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS]
                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS]
                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

 (1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

  +  New holding -- a security the fund added during the report period.

  o Non-income producing security -- this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

  # Global Depositary Receipt (GDR) -- a security issued in one country that represents a stock issued in another country.

  * American Depositary Receipt (ADR) -- a type of GDR that is traded in the United States and priced in U.S. dollars.

  = Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

  / Issuer is related to the fund's adviser -- indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE]
                                                 Table is for illustration only.


For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the sub-group. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES]
                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA]
                                                 Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS]
                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS]
                                                 Table is for illustration only.


The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION  See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK  A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Automated voice service or speak to a representative. Call 800-435-4000 (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922.

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575


1   Shares of Sweep Investments(TM) may not be purchased over the Internet.


THE SCHWABFUNDS(R) FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund
Schwab Market Manager Portfolios(R)
     Small Cap Portfolio
     International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios
     Growth Portfolio
     Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond
Fund Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]




INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

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